UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2026

BPGC ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40201	95-1578557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 Avenue of the Americas, 5th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 439-6664

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On January 6, 2026, the audit committee of the board of directors of BPGC Acquisition Corp. (the “Company”), in consultation with the Company’s management, determined that the Company’s audited financial statements for the year ended December 31, 2024, and unaudited quarterly financial information for the quarterly periods ended March 31, 2024, June 30, 2024, September 30, 2024, March 31, 2025 and June 30, 2025 (collectively, the “Restated Periods”), each as contained in the comprehensive annual report on Form 10-K for the fiscal years ended December 31, 2024 and 2023 and the quarterly periods ended March 31, 2024, June 30, 2024, September 30, 2024, March 31, 2025 and June 30, 2025 (the “Original Comprehensive Form 10-K”), should no longer be relied upon because they did not properly reflect the voluntary conversion by Ross Holding Company LLC (the “Sponsor”) of 4,300,000 Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), of the Company, into 4,300,000 Class A ordinary shares, par value $0.0001 per share, of the Company, on March 15, 2024 (the “2024 Conversion” and such Class A Ordinary Shares, the “Class A Conversion Shares”).

The Company intends to restate the financial statements for the Restated Periods and file such restated financial statements with an amended and restated Amendment No. 1 to the Original Comprehensive Form 10-K (the “Amended Comprehensive Form 10-K/A”). Properly reflecting the 2024 Conversion results in adjustments to the consolidated balance sheets as of December 31, 2024, March 31, 2024, June 30, 2024, September 30, 2024, March 31, 2025 and June 30, 2025, and to the consolidated statements of change in shareholders’ deficit for the year ended December 31, 2024 and the quarterly periods ended March 31, 2024, June 30, 2024, September 30, 2024, March 31, 2025 and June 30, 2025. In addition, properly reflecting the 2024 Conversion results in an adjustment to the presentation of earnings per share for the year ended December 31, 2024 and the quarterly periods ended March 31, 2024, June 30, 2024, September 30, 2024, March 31, 2025 and June 30, 2025. There is no change to earnings per share as reported in the Original Comprehensive Form 10-K, but the weighted shares outstanding will be adjusted and presented on an as-adjusted basis in the Amended Comprehensive Form 10-K/A.

In addition, the Company has evaluated the impact of the identified error on its internal control over financial reporting and disclosure controls and procedures. The Company will report an additional material weakness in internal control over financial reporting related to this matter. The Company has commenced efforts to remediate such material weakness. The Company will report the material weakness and its remediation efforts in the Amended Comprehensive Form 10-K/A.

The Audit Committee and Company’s management discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Company’s independent registered public accounting firm, WithumSmith+Brown, PC.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements”. Certain of these forward-looking statements can be identified by the use of words such as “intends”, “may”, “will” or other similar expressions. Such statements may include, but are not limited to, statements regarding the impact of the Company’s restatement of certain historical financial statements, any proposed remediation measures with respect to identified material weaknesses, the Company’s previously disclosed non-compliance with requirements relating to timely filing of its periodic reports and its ability to regain and maintain compliance with the requirements of applicable securities laws, the outcome of any legal proceedings or government or regulatory action on inquiry that may be instituted against the Company related to the matters disclosed in this Current Report on Form 8-K, and other risks and uncertainties described from time to time in the Company’s filings with the SEC. These statements are based on the Company’s current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPGC ACQUISITION CORP.

	By:	/s/ Nadim Z. Qureshi
	Name:	Nadim Z. Qureshi
	Title:	Chairman, Chief Executive Officer and President

Dated: January 6, 2026

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